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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 5, 2001
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                           Asia Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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            Bermuda                       000-30994           98-022-4159
(State or Other Jurisdiction of   (Commission File Number)         (IRS
        Incorporation)                                           Employer
                                                            Identification No.)

   Wessex House, 45 Reid Street, Hamilton, Bermuda                 HM12
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 5.  Other Events.

         On November 5, 2001, Asia Global Crossing Ltd., a subsidiary of Global Crossing Ltd. ("Global Crossing"), and Global Crossing announced that, due to current market conditions, they have terminated discussions regarding a merger. The parties said that they may re-evaluate the merits of a merger in the future.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1 Joint Asia Global Crossing Ltd./Global Crossing Ltd. Press Release, dated November 5, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ASIA GLOBAL CROSSING LTD.



                          By: /s/  Stefan C. Riesenfeld
                              -----------------------------------
                              Name:  Stefan C. Riesenfeld
                              Title: Chief Financial Officer

Dated:  November 6, 2001

                                 EXHIBIT INDEX



   Exhibit No.                 Description
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     99.1 Joint Asia Global Crossing Ltd./Global Crossing Ltd. Press Release, dated November 5, 2001